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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                         INTELLIGENT SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)

                 Georgia                  1-9330            58-1964787
      (State or other jurisdiction      Commission       (I.R.S. Employer
   of incorporation or organization)    file number     Identification No.)

        4355 Shackleford Road, Norcross, Georgia          30093
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        (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01.   REGULATION FD DISCLOSURE

        On March 17, 2005, Intelligent Systems Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1

        The information contained in this "Item 7.01. Regulation FD Disclosure" is being furnished pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K.

        The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits 99.1 Press release issued by Intelligent Systems Corporation on March 17, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 2005                       INTELLIGENT SYSTEMS CORPORATION
                                            (Registrant)

                                            By: /s/ Bonnie L. Herron
                                                --------------------------------
                                                Bonnie L. Herron
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press release issued by Intelligent Systems Corporation on
                  March 17, 2005